UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT JOINT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2004

Commission File No. 1-6776

Centex Corporation

A Nevada Corporation
IRS Employer Identification No. 75-0778259
2728 N. Harwood
Dallas, TX 75201
(214) 981-5000

Commission File Nos. 1-9624 and 1-9625, respectively

3333 Holding Corporation

A Nevada Corporation, and

Centex Development Company, L.P.

A Delaware Limited Partnership

IRS Employer Identification Nos. 75-2178860 and 75-2168471, respectively
2728 N. Harwood
Dallas, Texas 75201
(214) 981-6770

Item 1. Change in Control of Registrant.
Item 5. Other Events
Item 7. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Certificate of Amendment to Articles of Incorp.
Amended & Restated Certificate of Ltd. Partnership
Letter to Mellon Investor Services LLC
Press Release
Articles of Merger
Certificate of Merger filed with Secy. of State

Item 1. Change in Control of Registrant.

(A)	3333 Holding Corporation

     As previously announced, the proposal to approve the Holding Merger (as defined below) was approved by the requisite vote of the Holding stockholders at the special meeting held on February 25, 2004. At 8:59 p.m. Pacific Time on February 29, 2004, pursuant to an Agreement and Plan of Merger dated November 17, 2003 (the “Holding Merger Agreement”), by and among 3333 Holding Corporation (“Holding”), Centex Corporation (NYSE: CTX) (“Centex”), and 3333 Acquisition Corp. (“Acquisition Corp.”), a wholly owned subsidiary of Centex, Acquisition Corp. was merged with and into Holding, with Holding surviving as a wholly owned subsidiary of Centex (the “Holding Merger”). Pursuant to the Holding Merger, the Holding common stock was cancelled and, for their beneficial interests in the Holding common stock, Centex stockholders of record on February 29, 2004 will receive an amount equal to $.01 per share of Centex common stock, payable on March 10, 2004. As a result of (i) the cancellation of the Holding common stock, (ii) the termination of the Nominee Agreement by which the Centex stockholders directly elected Holding’s Board of Directors by voting their beneficial interests in the Holding common stock, and (iii) the resignation of Holding’s Board of Directors to be replaced by Acquisition Corp.’s Board of Directors, the Holding Merger may be deemed to have involved a change of control of Holding.

     For further information concerning the Holding Merger, reference is hereby made to (i) Item 5 of this Current Report on Form 8-K, (ii) the Holding Merger Agreement (which is attached as Centex Corporation Exhibit 2.1 to the Current Report on Form 8-K of Centex, Holding and Centex Development Company, L.P. (the “Partnership”) filed with the Securities and Exchange Commission (the “SEC”) on November 18, 2003 (the “November Form 8-K”)), and (iii) the information contained in Holding’s Definitive Proxy Statement filed with the SEC on January 26, 2004.

(B)	Centex Development Company, L.P.

     As previously announced, the Partnership Merger (as defined below) was approved by all of the Partnership’s partners by written consent on or before February 25, 2004. At 11:59 p.m. Eastern Time on February 29, 2004, pursuant to an Agreement and Plan of Merger dated November 17, 2003 (the “Partnership Merger Agreement”), by and among the Partnership, 3333 Development Corporation, a wholly owned subsidiary of Holding (“Development”), Centex, Centex Development Acquisition, L.P., an indirect partnership subsidiary of Centex (“Acquisition, L.P.”), and Centex Homes, an indirect, partnership subsidiary of Centex, Acquisition, L.P. was merged with and into the Partnership, with the Partnership surviving as an indirect partnership subsidiary of Centex (the “Partnership Merger”). Pursuant to the Partnership Merger, the 900 warrants (the “Stockholder Warrants”) to purchase Class B Units of limited partnership interest in the Partnership were cancelled and, for their beneficial interests in the Stockholder Warrants, Centex stockholders of record on February 29, 2004 will receive an amount equal to $.01 per share of Centex common stock, payable on March 10, 2004. As a result of (i) the cancellation of the Stockholder Warrants and the Holding common stock, (ii) the termination of the Nominee Agreement by which the Centex stockholders directly elected Holding’s Board of Directors, which previously controlled the Partnership’s general partner, by voting their beneficial interests in the Holding common stock, and (iii) the substitution of Centex Homes for Development as the Partnership’s general partner, the Partnership Merger may be deemed to have involved a change of control of the Partnership.

     For further information concerning the Partnership Merger, reference is hereby made to (i) Item 5 of this Current Report on Form 8-K, (ii) the Partnership Merger Agreement (which is attached as Centex Corporation Exhibit 2.2 to the November Form 8-K), and (iii) the information contained in Holding’s Definitive Proxy Statement filed with the SEC on January 26, 2004.

Item 5. Other Events

(A)	Charter Amendment and Stock Split

     As previously announced, the proposal to amend the Restated Articles of Incorporation of Centex to increase Centex’s authorized common stock from 100 million shares to 300 million shares (the “Charter Amendment”) was approved by the requisite vote of the Centex stockholders at the special meeting held on February 25, 2004. The increase in Centex’s authorized shares became effective on February 25, 2004 upon the filing of the Certificate of Amendment to Centex’s Articles of Incorporation with the Secretary of State of the State of Nevada. Accordingly, Centex is proceeding with the previously approved two-for-one stock split in the form of a stock dividend on March 12, 2004 (the “Stock Split”), and the record date for the stock split is the close of business on February 29, 2004 (but after the effectiveness of the Holding Merger and the Partnership Merger). After the completion of the Stock Split, all outstanding Registration Statements on Form S-8 and Form S-3 of Centex will register unsold Centex common stock as adjusted for the Stock Split.

(B)	Termination of the Nominee Agreement; Consummation of the Holding Merger and the Partnership Merger

     As previously announced, the proposal to terminate the Nominee Agreement dated November 30, 1987, as amended (the “Nominee Agreement”), by and among Centex, Holding, the Partnership and Mellon Investor Services LLC, a New Jersey limited liability company, as successor Nominee and Transfer Agent (f/k/a ChaseMellon Shareholder Services L.L.C.), pursuant to which the beneficial interests in the Holding common stock and in the Stockholder Warrants traded in tandem with the Centex common stock, was approved by the requisite vote of the Centex stockholders at the special meeting held on February 25, 2004. The termination of the Nominee Agreement became effective on February 29, 2004 upon completion of the Holding Merger and the Partnership Merger. Accordingly, Centex’s tandem trading relationship with Holding and the Partnership has terminated.

     For further information concerning the termination of the Nominee Agreement, reference is hereby made to (i) the Holding Merger Agreement (which is attached as Centex Corporation Exhibit 2.1 to the November Form 8-K), (ii) the Partnership Merger Agreement (which is attached as Centex Corporation Exhibit 2.2 to the November Form 8-K), (iii) the Amendment to the Nominee Agreement (which is attached as Centex Corporation Exhibit 4.1 to the November Form 8-K), (iv) Letter to Mellon Investors Services LLC (which is attached hereto as Centex Corporation Exhibit 4.2), and (v) the information contained in the Definitive Proxy Statements of Centex and Holding filed with the SEC on January 26, 2004.

     As previously announced, the proposal to approve the Holding Merger was approved by the requisite vote of the Holding stockholders at the special meeting held on February 25, 2004. For further information concerning the Holding Merger, reference is hereby made to (i) Item 1 of this Current Report on Form 8-K, (ii) the Holding Merger Agreement (which is attached as Centex Corporation Exhibit 2.1 to the November Form 8-K), and (iii) the information contained in Holding’s Definitive Proxy Statement filed with the SEC on January 26, 2004.

     As previously announced, the Partnership Merger was approved by all of the Partnership’s partners by written consent on or before February 25, 2004. For further information concerning the Partnership Merger, reference is hereby made to (i) Item 1 of this Current Report on Form 8-K, (ii) the Partnership Merger

Agreement (which is attached as Centex Corporation Exhibit 2.2 to the November Form 8-K), and (iii) the information contained in Holding’s Definitive Proxy Statement filed with the SEC on January 26, 2004.

(C)	3333 Holding Corporation and Centex Development Company, L.P. Will Be Delisted From the New York Stock Exchange

     With the completion of the Holding Merger and Partnership Merger on February 29, 2004, Holding and the Partnership became subsidiaries of Centex. In the two mergers, the Holding common stock and the Stockholder Warrants were cancelled and, for their beneficial interests in the Holding common stock and the Stockholder Warrants, stockholders of record on February 29, 2004 will receive a combined amount equal to $.02 per share of Centex common stock, payable on March 10, 2004. With the termination of the Nominee Agreement and the cancellation of the outstanding publicly held securities of Holding and the Partnership, the tandem trading relationship of the Holding common stock and the Stockholder Warrants with the Centex common stock has been terminated. Accordingly, Holding and the Partnership have filed a request with the New York Stock Exchange (the “NYSE”) to delist the Holding common stock and the Stockholder Warrants from listing with the NYSE and intend to file with the SEC a Form 15 which will terminate Holding’s and the Partnership’s registration and public reporting obligations under the Securities Exchange Act of 1934, as amended. Centex will continue to file reports with the SEC.

(D)	Annual Stockholders Meeting

     As a result of the completion of the Holding Merger, the 2004 Annual Meeting of Stockholders of Holding will not be held. The 2004 Annual Meeting of Stockholders of Centex will still be held as usual.

(E)	Effects on Outstanding Registration Statements

     As a result of the Holding Merger, Centex and Holding have terminated the offering of beneficial interests in the Holding common stock pursuant to Holding’s Registration Statements on Form S-8 and Form S-3 (File Nos. 33-55083-01, 333-107701-02, 33-44515-01, 333-28229-01, 333-55717-01, 333-74185-01, 333-86041-01, 333-100682-02, 333-68790-02, 333-103440-02, 333-109869-02, 333-110269-01, 333-49966-01, 333-54722-01, 333-83212-03) (the “Holding Registration Statements”), pertaining to beneficial interests in the Holding common stock, which were filed with the SEC to register that portion of the beneficial interests in the Holding common stock that corresponded to shares of Centex common stock, to be issued and sold under Centex’s corresponding Registration Statements on Forms S-8 and Form S-3 (File Nos. 33-55083, 333-107701, 33-44515, 333-28229, 333-55717, 333-74185, 333-86041, 333-100682, 333-68790, 333-103440, 333-109869, 333-110269, 333-49966, 333-54722, 333-83212) (the “Centex Registration Statements”), respectively. In accordance with an undertaking made by Holding in the Holding Registration Statements to remove from registration, by means of a post-effective amendment, any of the securities which remain unsold at the termination of the offering, Holding will be filing post-effective amendments to each of the Holding Registration Statements to remove from registration the securities of Holding registered but unsold under the Holding Registration Statements.

     As a result of the Partnership Merger, Centex and the Partnership have terminated the offering of beneficial interests in the Stockholder Warrants pursuant to the Partnership’s Registration Statements on Form S-8 and Form S-3 (File Nos. 33-55083-02, 333-107701-01, 33-44515-02, 333-28229-02, 333-55717-02, 333-74185-02, 333-86041-02, 333-100682-01, 333-68790-01, 333-103440-01, 333-109869-01, 333-110269-02, 333-49966-02, 333-54722-02, 333-83212-02) (the “Partnership Registration Statements”), pertaining to beneficial interests in the Stockholder Warrants, which were filed with the SEC to register that portion of the beneficial interests in the Stockholder Warrants that corresponded to shares of Centex common stock, to be issued and sold under the Centex Registration Statements. In accordance with an undertaking made by the Partnership in the Partnership Registration Statements to remove from registration, by means of a post-effective amendment, any of the securities which remain unsold at the termination of the offering, the Partnership will be filing post-effective amendments to each of the Partnership Registration Statements to remove from registration the securities of the Partnership registered but unsold under the Registration Statements.

     The Centex Registration Statements will continue to offer for sale unsold Centex common stock and will not be affected by the post-effective amendments filed by either Holding or the Partnership, except that the Centex common stock offered under the Centex Registration Statements will in accordance with the termination of the tandem trading relation no longer represent a beneficial interests in the Holding common stock and the Stockholder Warrants. The Centex Registration Statements are hereby updated to remove any references to the Nominee Agreement, Holding, the Partnership and the beneficial interests in the Holding common stock and the Stockholder Warrants.

(F)	Press Release

     A copy of a joint press release issued by Centex, Holding and the Partnership announcing the completion of the Holding Merger and the Partnership Merger and the termination of the tandem trading relationship is attached hereto as Centex Corporation Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

(A) Centex Corporation Exhibits

Exhibit
Number	Description
2.1	Agreement and Plan of Merger dated as of November 17, 2003, by and among 3333 Holding Corporation, Centex Corporation and 3333 Acquisition Corp.

2.2	Agreement and Plan of Merger dated as of November 17, 2003, by and among Centex Development Company, L.P., 3333 Development Corporation, Centex Corporation, Centex Development Acquisition, L.P. and Centex Homes

3.1A	Certificate of Amendment to Articles of Incorporation of Centex Corporation, filed and effective on February 25, 2004

4.1	Amendment to Nominee Agreement dated as of November 17, 2003, by and between Centex Corporation, 3333 Holding Corporation, Centex Development Company, L.P. and Mellon Investor Services LLC

4.2	Letter to Mellon Investor Services LLC dated March 1, 2004

99.1	Press release of Centex Corporation, 3333 Holding Corporation and Centex Development Company, L.P. dated March 1, 2004

99.2	Articles of Merger filed with the Secretary of State of the State of Nevada on February 25, 2004 and effective at 8:59 p.m. Pacific Time on February 29, 2004

99.3	Certificate of Merger filed with the Secretary of State of the State of Delaware on February 25, 2004 and effective at 11:59 p.m. Eastern Time on February 29, 2004

(B)	3333 Holding Corporation Exhibits

Exhibit
Number	Description
2.1	Agreement and Plan of Merger dated as of November 17, 2003, by and among 3333 Holding Corporation, Centex Corporation and 3333 Acquisition Corp.

4.1	Amendment to Nominee Agreement dated as of November 17, 2003, by and between Centex Corporation, 3333 Holding Corporation, Centex Development Company, L.P. and Mellon Investor Services LLC

4.2	Letter to Mellon Investor Services LLC dated March 1, 2004

99.1	Press release of Centex Corporation, 3333 Holding Corporation and Centex Development Company, L.P. dated March 1, 2004

99.2	Articles of Merger, filed with the Secretary of State of the State of Nevada on February 25, 2004 and effective at 8:59 p.m. Pacific Time on February 29, 2004

     (C) Centex Development Company, L.P. Exhibits

Exhibit
Number	Description
2.1	Agreement and Plan of Merger dated as of November 17, 2003, by and among Centex Development Company, L.P., 3333 Development Corporation, Centex Corporation, Centex Development Acquisition, L.P. and Centex Homes

3.1C	Amended and Restated Certificate of Limited Partnership of Centex Development Company, L.P. filed and effective on March 1, 2004

4.1	Amendment to Nominee Agreement dated as of November 17, 2003, by and between Centex Corporation, 3333 Holding Corporation, Centex Development Company, L.P. and Mellon Investor Services LLC

4.2	Letter to Mellon Investor Services LLC dated March 1, 2004

99.1	Press release of Centex Corporation, 3333 Holding Corporation and Centex Development Company, L.P. dated March 1, 2004

99.2	Certificate of Merger filed with the Secretary of State of the State of Delaware on February 25, 2004 and effective at 11:59 p.m. Eastern Time on February 29, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CENTEX CORPORATION

	By:	/s/ Raymond G. Smerge

		Name:	Raymond G. Smerge
		Title:	Executive Vice President, Chief Legal Officer and Secretary

3333 HOLDING CORPORATION

	By:	/s/ Stephen M. Weinberg

		Name:	Stephen M. Weinberg
		Title:	President and Chief Executive Officer

CENTEX DEVELOPMENT COMPANY, L.P.

By: Centex Homes, its General Partner

		By:	Centex Real Estate Corporation, its Managing General Partner

			By:	/s/ Raymond G. Smerge

			Name:	Raymond G. Smerge
			Title:	Vice President and Secretary

Date: March 1, 2004

EXHIBIT INDEX

     (A) Centex Corporation Exhibits

Filed Herewith or
Exhibit		Incorporated by
Number	Description	Reference
2.1	Agreement and Plan of Merger dated as of November 17, 2003, by and among 3333 Holding Corporation, Centex Corporation and 3333 Acquisition Corp.	Exhibit 2.1 of Centex Corporation Exhibits to the Current Report on Form 8-K of Centex, Holding and the Partnership filed with the SEC on November 18, 2003 (the “November Form 8-K”)

2.2	Agreement and Plan of Merger dated as of November 17, 2003, by and among Centex Development Company, L.P., 3333 Development Corporation, Centex Corporation, Centex Development Acquisition, L.P. and Centex Homes	Exhibit 2.2 of Centex Corporation Exhibits to the November Form 8-K

3.1A	Certificate of Amendment to Articles of Incorporation of Centex Corporation, filed and effective on February 25, 2004	Filed herewith

4.1	Amendment to Nominee Agreement dated as of November 17, 2003, by and between Centex Corporation, 3333 Holding Corporation, Centex Development Company, L.P. and Mellon Investor Services LLC	Exhibit 4.1 of Centex Corporation Exhibits to the November Form 8-K

4.2	Letter to Mellon Investor Services LLC dated March 1, 2004	Filed herewith

99.1	Press release of Centex Corporation, 3333 Holding Corporation and Centex Development Company, L.P. dated March 1, 2004	Filed herewith

99.2	Articles of Merger filed with the Secretary of State of the State of Nevada on February 25, 2004 and effective at 8:59 p.m. Pacific Time on February 29, 2004	Filed herewith

99.3	Certificate of Merger filed with the Secretary of State of the State of Delaware on February 25, 2004 and effective at 11:59 p.m. Eastern Time on February 29, 2004	Filed herewith

     (B) 3333 Holding Corporation Exhibits

Filed Herewith or
Exhibit		Incorporated by
Number	Description	Reference
2.1	Agreement and Plan of Merger dated as of November 17, 2003, by and among 3333 Holding Corporation, Centex Corporation and 3333 Acquisition Corp.	Exhibit 2.1 of Centex Corporation Exhibits to the November Form 8-K

4.1	Amendment to Nominee Agreement dated as of November 17, 2003, by and between Centex Corporation, 3333 Holding Corporation, Centex Development Company, L.P. and Mellon Investor Services LLC	Exhibit 4.1 of Centex Corporation Exhibits to the November Form 8-K

4.2	Letter to Mellon Investor Services LLC dated March 1, 2004	Exhibit 4.2 of Centex Corporation Exhibits filed herewith

Filed Herewith or
Exhibit		Incorporated by
Number	Description	Reference
99.1	Press release of Centex Corporation, 3333 Holding Corporation and Centex Development Company, L.P. dated March 1, 2004	Exhibit 99.1 of Centex Corporation Exhibits filed herewith

99.2	Articles of Merger filed with the Secretary of State of the State of Nevada on February 25, 2004 and effective at 8:59 p.m. Pacific Time on February 29, 2004	Exhibit 99.2 of Centex Corporation Exhibits filed herewith

     (C) Centex Development Company, L.P. Exhibits

Filed Herewith or
Exhibit		Incorporated by
Number	Description	Reference
2.1	Agreement and Plan of Merger dated as of November 17, 2003, by and among Centex Development Company, L.P., 3333 Development Corporation, Centex Corporation, Centex Development Acquisition, L.P. and Centex Homes	Exhibit 2.2 of Centex Corporation Exhibits to the November Form 8-K

3.1C	Amended and Restated Certificate of Limited Partnership of Centex Development Company, L.P. filed and effective on March 1, 2004	Filed herewith

4.1	Amendment to Nominee Agreement dated as of November 17, 2003, by and between Centex Corporation, 3333 Holding Corporation, Centex Development Company, L.P. and Mellon Investor Services LLC	Exhibit 4.1 of Centex Corporation Exhibits to the November Form 8-K

4.2	Letter to Mellon Investor Services LLC dated March 1, 2004	Exhibit 4.2 of Centex Corporation Exhibits filed herewith

99.1	Press release of Centex Corporation, 3333 Holding Corporation and Centex Development Company, L.P. dated March 1, 2004	Exhibit 99.1 of Centex Corporation Exhibits filed herewith

99.2	Certificate of Merger filed with the Secretary of State of the State of Delaware on February 25, 2004 and effective at 11:59 p.m. Eastern Time on February 29, 2004	Exhibit 99.3 of Centex Corporation Exhibits filed herewith